UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2008

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)



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             Nevada                        000-49735              87-0642947
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(State or other jurisdiction of    (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

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                               570 Del Rey Avenue
                               Sunnyvale, CA 94085

               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (408) 636-1020

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240. 14.a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240. 14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240. 13e-4(c))

Item 3.02.   Unregistered Sales of Equity Securities.

         Pursuant to the Common Stock Purchase Agreement dated January 31, 2008 by and among Intraop and the parties named therein (and described in the Form 8-K filed with the Commission on February 5, 2008), a Second Closing occurred on February 13, 2008. At the Second Closing, the investors named in the Common Stock Purchase Agreement as investors in the Second Closing paid $630,000 to purchase an aggregate of 8,999,997 shares of our common stock. The sale and issuance of the common stock were made pursuant to Section 4(2) of the Securities Act of 1933, as amended. Proceeds from the sale of common stock received by IntraOp will be used for general working capital purposes.

         The Common Stock Purchase Agreement which includes the addition of the investors in the Second Closing is attached hereto as an exhibit.



Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number
------

10.46 Common Stock Purchase Agreement dated as of January 31, 2008 by and among the Registrant and the investors named therein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INTRAOP MEDICAL CORPORATION


Date: February 20, 2008                              By: /s/ Howard Solovei
                                                     ---------------------------
                                                     Howard Solovei
                                                     Chief Financial Officer